SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Franklin Equity Fund
                (Name of Registrant as Specified In Its Charter)

                             Franklin Equity Fund
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ]   Check box if any part of the fee is offset as provided  by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:








                                                                  July 14, 2000
                              FRANKLIN EQUITY FUND

                           777 MARINERS ISLAND BLVD.
                              SAN MATEO, CA 94404

             THE SPECIAL SHAREHOLDERS' MEETING HAS BEEN ADJOURNED
                               TO AUGUST 4, 2000

Dear Shareholder,

We are writing to inform you that the Special Shareholders' Meeting held on Friday, July 14, 2000, has been adjourned to August 4, 2000, to give shareholders additional time to exercise their voting rights. The Special Meeting has been adjourned to the Fund's offices, at 777 Mariners Island Boulevard, San Mateo, California, at 1:00 p.m. (Pacific time).

As you know, shareholders are being asked to consider changing the name of the Fund to "Franklin Growth and Income Fund," reorganizing the Fund from a California corporation to a Delaware business trust, and other matters as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. In order for the name change and reorganization Proposals to be approved, California law requires that a majority of ALL outstanding shares (over 78 million shares) of the Fund vote in favor of the Proposals. Brokers, banks and certain institutional holders do not have the authority to vote your shares on this matter. The Fund must receive your vote to pass all Proposals. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL PROPOSALS.

                      PLEASE EXERCISE YOUR VOTING RIGHTS

You may vote your shares through by any of the convenient methods listed below:


  1.  BY PHONE:         For   automated    phone    voting,    call
                        1-800-597-7836,  available  24  hours  a day.
                        Enter the 14-digit  control number located on
                        your proxy card and  follow the  prompts.  If
                        you   would   like   to   speak   to  a  live
                        representative,      call     1-800-819-1625.
                        Representatives are available to take your vote Monday through Friday between 9 a.m.
                        and 11 p.m.  and  Saturday  12 p.m. to 6 p.m.
                        Eastern time. Please have your proxy card available at the time of the call.

  2.  BY INTERNET:      Visit   WWW.FRANKLINTEMPLETON.COM  and
                        enter the 14-digit control number located on your proxy card.

  3.  BY FAX:           Complete the  enclosed  proxy card and fax it
                        to us toll-free at
                        1-888-796-9932, any time.

  4.  BY MAIL:          Complete the  enclosed  proxy card and return
                        it in  the  enclosed  postage-paid  envelope.
                        Please  use  this  option  only if the  above
                        methods  are  unavailable,   as  we  may  not
                        receive your executed proxy by August 4, 2000.

If we do not receive your proxy by one of the above methods, you may receive a call from SHAREHOLDER COMMUNICATIONS CORPORATION, our proxy agent, requesting you to vote your shares over the phone for the Adjourned Meeting. Thank you for your time and understanding.



                                                                  July 14, 2000
                              FRANKLIN EQUITY FUND


                           777 MARINERS ISLAND BLVD.
                              SAN MATEO, CA 94404

             THE SPECIAL SHAREHOLDERS' MEETING HAS BEEN ADJOURNED
                               TO AUGUST 4, 2000

Dear Shareholder,

We are writing to inform you that the Special Shareholders' Meeting held on Friday, July 14, 2000, has been adjourned to August 4, 2000, to give shareholders additional time to exercise their voting rights. The Special Meeting has been adjourned to the Fund's offices, at 777 Mariners Island Boulevard, San Mateo, California, at 1:00 p.m. (Pacific time).

As you know, shareholders are being asked to consider changing the name of the Fund to "Franklin Growth and Income Fund," reorganizing the Fund from a California corporation to a Delaware business trust, and other matters as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. In order for the name change and reorganization Proposals to be approved, California law requires that a majority of ALL outstanding shares (over 78 million shares) of the Fund vote in favor of the Proposals. Brokers, banks and certain institutional holders do not have the authority to vote your shares on this matter. The Fund must receive your vote to pass all Proposals. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL PROPOSALS.



                      PLEASE EXERCISE YOUR VOTING RIGHTS


You may vote your shares through by any of the convenient methods listed below:


      1.  BY TOUCHTONE:   Dial  the  toll-free  number  found on
                          your proxy card and follow the simple directions.


      2.  BY INTERNET:    Visit   WWW.PROXYVOTE.COM   and  enter
                          the 12-digit control number located on your proxy card.


      3.  BY MAIL:        Complete  the   enclosed   proxy  card  and
                          return it in the enclosed postage-paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by August 4, 2000.


Thank you for your time and understanding.




                                                                  July 14, 2000

                              FRANKLIN EQUITY FUND

                           777 MARINERS ISLAND BLVD.
                              SAN MATEO, CA 94404

             THE SPECIAL SHAREHOLDERS' MEETING HAS BEEN ADJOURNED
                               TO AUGUST 4, 2000

Dear Shareholder,

We are writing to inform you that the Special Shareholders' Meeting held on Friday, July 14, 2000, has been adjourned to August 4, 2000, to give shareholders additional time to exercise their voting rights. The Special Meeting has been adjourned to the Fund's offices, at 777 Mariners Island Boulevard, San Mateo, California, at 1:00 p.m. (Pacific time).

As you know, shareholders are being asked to consider changing the name of the Fund to "Franklin Growth and Income Fund," reorganizing the Fund from a California corporation to a Delaware business trust, and other matters as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. In order for the name change and reorganization Proposals to be approved, California law requires that a majority of ALL outstanding shares (over 78 million shares) of the Fund vote in favor of the Proposals. Brokers, banks and certain institutional holders do not have the authority to vote your shares on this matter. The Fund must receive your vote to pass all Proposals. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL PROPOSALS.


                      PLEASE EXERCISE YOUR VOTING RIGHTS



You may vote your shares through by any of the convenient methods listed below:

     1. BY PHONE:       Call  1-800-819-1625.  Representatives  are
                        available  to take your vote  Monday  through
                        Friday   between  9  a.m.  and  11  p.m.  and
                        Saturday  12  p.m.  to 6 p.m.  Eastern  time.
                        Please have your proxy card available at the time of the call.

     2. BY INTERNET:    Visit   WWW.PROXYVOTE.COM   and  enter
                        the 12-digit control number located on your proxy card.

     3. BY MAIL:        Complete the  enclosed  proxy card and return
                        it in  the  enclosed  postage-paid  envelope.
                        Please  use  this  option  only if the  above
                        methods  are  unavailable,   as  we  may  not
                        receive your executed proxy by August 4, 2000.


If we do not receive your proxy by one of the above methods, you may receive a call from SHAREHOLDER COMMUNICATIONS CORPORATION, our proxy agent, requesting you to vote your shares over the phone for the Adjourned Meeting. Thank you for your time and understanding.